                                Exhibit 3.06

                          CERTIFICATE OF AMENDMENT
                                      TO
                      CERTIFICATE OF LIMITED PARTNERSHIP
                                      OF
                             CAPITAL SOURCE L.P.


     THIS Certificate of Amendment to Certificate of Limited Partnership of Capital Source L.P. (the "Partnership"), dated as of September 22, 1998, is being duly executed and filed by America First Capital Source I L.L.C. and Insured Mortgage Equities Inc., as general partners, in accordance with the provisions of 6 DEL. C. Sections 17-202 and 17-204, to amend the original Certificate of Limited Partnership of the Partnership, which was filed on August 22, 1985, as amended (the "Certificate"), to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act
(6 DEL. C. Section 17-101. ET SEQ.).

     1. NAME. The name of the limited partnership is Capital Source L.P.

     2. AMENDMENT. The definition of "HUTTON GENERAL PARTNER" in Article II of the Certificate shall be amended to read:

     "HUTTON GENERAL PARTNER" means Insured Mortgage Equities Inc., a Delaware corporation.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment to Certificate of Limited Partnership as of the date first-above written.


                                       AMERICA FIRST CAPITAL SOURCE I L.L.C.,
                                       as general partner

                                       By: /s/ Paul L. Abbott
                                          --------------------------------
                                          Paul L. Abbott
                                          President


                                       INSURED MORTGAGE EQUITIES INC., as
                                       general partner

                                       By: /s/ Paul L. Abbott
                                          --------------------------------
                                          Paul L. Abbott
                                          President